SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 3, 2012

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HOLLOMAN ENERGY CORPORATION
(Name of Small Business Issuer in its charter)
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Nevada	000-52419	77-0643398
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

333 North Sam Houston Parkway East, Suite 600, Houston, Texas, 77060
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (281) 260-0193

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers

On August 15, 2009 Holloman Energy Corporation established a Non-Qualified Stock Option Plan and a Stock Bonus Plan (the “Plans”). The terms and conditions of the Plans are described in our 8-K filed with the Securities and Exchange Commission on August 20, 2009 which is herewith incorporated by reference.

Issuance of Options and Bonus Shares

On April 3, 2012 Holloman’s directors granted options to the person and upon the terms shown below. The options were granted pursuant to the terms of the Non-Qualified Stock Option Plan.

Option Holder	No. of Shares Issuable Upon Exercise of Option	Exercise Price	First Date Exercisable	Expiration Date
Mark Stevenson
Stock Option A	450,000	$0.70	4/3/2012	8/15/2012
Stock Option B	450,000	$0.80	4/3/2012	8/15/2012
Stock Option C	450,000	$1.00	4/3/2012	8/15/2014
Stock Option D	450,000	$1.20	4/3/2012	8/15/2014
	1,800,000

On April 3, 2012, Holloman’s directors authorized the issuance of shares of its common stock to the following persons pursuant to the Stock Bonus Plan.

Number
Name	of Shares
Mark Stevenson	75,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2012	HOLLOMAN ENERGY CORPORATION

	By:	/s/ Robert Wesolek
Robert Wesolek,
Chief Financial Officer

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